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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) NOVEMBER 6, 2007

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                               HARSCO CORPORATION
             (Exact name of registrant as specified in its charter)


             DE                           1-3970                 23-1483991
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                   350 POPLAR CHURCH ROAD, CAMP HILL PA 17011
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 717-763-7064

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 6, 2007, Harsco Corporation (the "Company"), JP Morgan Chase Bank N.A., as Administrative Agent, and a syndicate of 12 other banks entered into a 364-day Credit Agreement (the "Credit Facility") that enables the Company to borrow up to $450 million in short-term advances.
 The Company can elect to repay any advances outstanding on the termination date of the credit agreement over the succeeding period, not to exceed 12 months. The Credit Facility contains usual and customary affirmative and negative covenants and customary events of default that would permit the lenders to accelerate the loans if not cured within applicable grace periods, including the failure to make timely payments under the Credit Facility, the failure to satisfy covenants and specified events of bankruptcy, and insolvency.

The Credit Facility, which will replace two other credit facility agreements totaling $325 million that will expire in December 2007, provides the Company with additional financial flexibility to meet on-going operational requirements and pursue its growth strategies. The Company also has U.S. and international commercial paper programs and other credit facilities available as more fully described in its Form 10-Q for the period ended September 30, 2007.

The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text, which is attached hereto as Exhibit 10.1. From time to time, the Administrative Agent and certain of the lenders provide customary commercial and investment banking services to the Company.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit 10.1.    364-day Credit Agreement

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HARSCO CORPORATION
                                  (Registrant)



DATE: November 9, 2007                   /S/ Salvatore D. Fazzolari
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                                         Salvatore D. Fazzolari
                                         President and Chief Financial Officer


EXHIBIT INDEX

10.1.   364-Day Credit Agreement